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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 10, 2004


                       VALLEY NATIONAL GASES INCORPORATED
             (Exact name of registrant as specified in its charter)


       PENNSYLVANIA                      000-29226               23-2888240
(State or other jurisdiction            (Commission            (IRS Employer
     or incorporation)                  File Number)         Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                              15301
(Address of principal executive offices)                            (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On August 10, 2004, Valley National Gases Incorporated issued a press release announcing that its Board of Directors had declared a one-time cash dividend of $0.09 per share to be paid October 1, 2004, to shareholders of record on September 1, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is being furnished herewith:

         99.1 Press Release dated August 10, 2004, of Valley National Gases Incorporated.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 10, 2004, Valley National Gases Incorporated issued a press release to report its financial results for its quarter and fiscal year ended June 30, 2004. The release is included as Exhibit 99.1 hereto and is incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 11, 2004


                                        VALLEY NATIONAL GASES INCORPORATED



                                        /s/ James P. Hart
                                        --------------------------------
                                        James P. Hart, President




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                                  EXHIBIT INDEX

   99.1 Press Release, dated August 10, 2004, of Valley National Gases Incorporated.




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